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                                                                     Exhibit 1.1

                              Frontier Corporation


                             Underwriting Agreement



                                                              New York, New York


To the Representatives
named in Schedule I
hereto of the Under-
writers named in
Schedule II hereto



Ladies and Gentlemen:



     Frontier Corporation, a New York corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives"), are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of May 21, 1997 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by the supplemental indenture dated as of December 8, 1997 among the Company and the Trustee (as so supplemented, the "Indenture").

     1.   Representations and Warranties.  The Company represents and warrants
          ------------------------------
to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

     (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Execution Time. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall
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include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

     (b) On the Effective Date and at the Execution Time, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and at the Execution Time and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

     (c) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as set forth therein, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

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     (d)  The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date"shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time"shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus"shall mean the basic prospectus referred to in the first sentence of paragraph (a) above contained in the Registration Statement at the Effective Date or, if such basic prospectus has been amended after the Effective Date, the basic prospectus as most recently amended and filed pursuant to Rule 424(b). "Preliminary Final Prospectus"shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus, together with the Basic Prospectus. "Final Prospectus"shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement"shall mean the registration statement referred to in the first sentence of paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A"and "Regulation S-K"refer to such rules or regulation under the Act. "Rule 430A Information"means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment"or "supplement"with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

     2.   Purchase and Sale.  Subject to the terms and conditions and in
          -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the

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purchase price set forth in Schedule I hereto, the principal amount of the
Securities set forth opposite such Underwriter's name in Schedule II hereto.

     3.   Delivery and Payment.  Delivery of and payment for the Securities
          --------------------
shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than three business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer of same-day funds. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

     The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     4.   Agreements.  The Company agrees with each of the Underwriters that:
          ----------

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
     (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the

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     Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Final Prospectus and any Preliminary Final Prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements),(iv) related to any filing with the National

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     Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, Blue Sky Memorandum and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Final Prospectus, including mailing and shipping, as herein provided, (vi) payable to rating agencies in connection with the rating of the Securities, (vii) any expenses incurred by the Company in connection with any "road show" presentation to potential investors (if any) and (viii) the cost and charges of any transfer agent. Subject to Section 6, the Company will not be required to pay any out-of-pocket expenses of the Underwriters (including fees and disbursements of counsel for Underwriters) in connection with the purchase and sale of the Securities.

            (f) Until the date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities issued or guaranteed by the Company other than the Securities.

     5.   Conditions to the Obligations of the Underwriters.  The obligations of
          -------------------------------------------------
the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have furnished to the Representatives the opinion of Martin T. McCue, counsel for the Company, dated the Closing Date,substantially in the form attached hereto as Exhibit A.

            (c) The Company shall have furnished to the Representative the opinion of Jaffe, Raitt, Heuer & Weiss, special counsel to the Company, dated the Closing Date, substantially in the form attached hereto as Exhibit B.

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            (d) The Representatives shall have received from Davis Polk &
     Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Remarketing Agreement, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                (i) the representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;


                (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (f) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                (i) in their opinion the audited consolidated financial
            statements and financial statement schedule incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act

                                       7
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            and the Exchange Act and the related published rules and regulations thereunder with respect to the Registration Statement;

                (ii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                (a) reading the minutes of meetings of the stockholders, the Board of Directors and the audit and executive committees of the Board of Directors of the Company and its consolidated subsidiaries since December 31, 1997 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                (b) performing the procedures specified by the American Institute of Certified Public Accounts for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed interim financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement and Final Prospectus and reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Registration Statement and Final Prospectus to the date of the latest available interim financial data; and

                (c) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

            nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                           (1) any unaudited condensed interim financial
                    statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited condensed interim financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

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                           (2) with respect to the period subsequent to the date
                    of the most recent unaudited condensed interim financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareowners' equity of the Company or decreases in working capital of the Company and its subsidiaries consolidated as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent unaudited condensed interim financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date not more than three business days prior to the date of the letter there were any decreases, as compared with the corresponding period in the preceding year, in revenues, operating income or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, or as set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (3) the amounts included in any unaudited
                    "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

                (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
            Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7, 7A, 8, 11 and 14 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and

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            the information included in the "Management's Discussion and
            Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

     References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

     In addition, except as provided in Schedule I hereto, at the Execution Time, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

            (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or
     (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (h) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization"(as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (i) The Company shall have delivered to J.P. Morgan Securities Inc. the Remarketing Agreement, duly executed by an authorized officer of the Company.

            (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the

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Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

     6.   Reimbursement of Underwriters' Expenses.  If the sale of the
          ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, in each case other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7.   Indemnification and Contribution.  (a)   The Company agrees to
          ---------------------------------
indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and (ii) such indemnity with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) at or prior to the confirmation of the sale of such Securities to such person (other than as a result of the Company's breach of its obligations under Section 4) in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Preliminary Final Prospectus or the Final Prospectus, constitute the only information furnished in writing by or on behalf of any of the Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the material prejudice of substantial rights and defenses of the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which shall not be unreasonably withheld, delayed, or conditioned), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or admission of fault, culpability or failure to act by or on behalf of such indemnified party.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth under the
caption "Underwriting" in the Final Prospectus.   Relative fault shall be
determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

     8.   Default by an Underwriter.  If any one or more Underwriters shall fail
          -------------------------
to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9.   Termination.  This Agreement shall be subject to termination in the
          -----------
absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

     10. Representations and Indemnities to Survive.  The respective agreements,
         -------------------------------------------
representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 180 South Clinton Avenue, Rochester, New York, 14646-0700, attention - Senior Vice President - General Counsel.

     12.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13.  Applicable Law.  This Agreement will be governed by and construed in
          --------------
accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        Frontier Corporation

                                        By: /s/ Joseph Enis
                                           _____________________________
                                                 Name:  Joseph Enis
                                                 Title: Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: J. P. Morgan Securities Inc.

By: /s/ John Simmons
    ________________________
     Name:  John Simmons
     Title: Vice President

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated September 16, 1998

Registration Statement No. 33-64307

Representatives:    c/o  J.P. Morgan Securities Inc.
                      60 Wall Street
                      New York, NY 10260
                      Telecopy: (212) 648- 5151
                      Attn: Chadwick Parson

Title, Purchase Price and Description of Securities:

     Title: 6% Dealer remarketable securities/sm/ ("Drs./sm/") due October 15, 2013

     Principal amount:  $200,000,000

     Purchase price to Underwriters: $198,528,000, representing 99.264% of the principal amount being purchased, plus accrued interest, if any, from September 21, 1998.

     Sinking fund provisions: The Securities will not be subject to any sinking fund.

     Redemption provisions: Not redeemable prior to October 15, 2003. After such date, the Securities will be redeemable, in whole or in part, at the option of the Company, at the price specified in the Prospectus.

     Remarketing Agreement: The Company and J.P. Morgan Securities Inc., as remarketing dealer (the "Remarketing Dealer") shall execute and deliver a Remarketing Agreement on or prior to the Closing Date. In consideration therefor, the Remarketing Dealer shall pay the Company on the Closing Date an amount equal to 4.530% of the principal amount of the Drs.

Closing Date, Time and Location: September 21, 1998, 10:00 AM, New York City time, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017.

Type of Offering:  Delayed Offering

Date referred to in Section 4(e) after which the Company may offer or sell debt securities issued or guaranteed by the Company, other than the Securities without the consent of the Representatives: the first business day occurring on or after the tenth business day after the Closing Date.

                                  SCHEDULE II


                                          Principal Amount
                                          of Securities to
Underwriters                                be Purchased
                                          ----------------

J.P. Morgan Securities Inc.                   $100,000,000
Credit Suisse First Boston Corporation          50,000,000
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated                        50,000,000
                                              ------------
           Total                              $200,000,000

                                  Exhibit "A"



                                 September 21, 1998



J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010-3629

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, NY  10281-1307



     Re:  Underwriting Agreement (the "Agreement"), dated September 16,
          1998, among Frontier Corporation (the "Company"), J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated


Dear Sirs/Madams:

     I am Senior Vice President and General Counsel of the Company and am delivering this opinion to you pursuant to Section 5(b) of the Agreement. All terms in this letter that are capitalized and have not been defined in this letter shall have the meanings ascribed in the Agreement. For purposes of this letter, I have examined and relied upon executed copies of the Agreement, copies of the other documents or agreements delivered pursuant to the Agreement (including the Remarketing Agreement), copies of the Indenture, the Officer's Certificate delivered in connection with the Indenture establishing the terms of the Securities, the global certificate for the Securities, and copies of the Registration Statement, the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus. I have also examined and relied upon copies of the bylaws, minute books, and other organizational documents for the Company and Frontier Telephone of Rochester, Inc. ("FTR"), Frontier Communications Services Inc. ("FCS) and Frontier Communications International Inc. ("FCI", and together with FTR and FCS, the "Significant Subsidiaries").

     In rendering this opinion, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to original documents of documents submitted to me as certified or photostatic copies. I have also assumed that all parties to the Agreement (other than the Company) and all parties to the Remarketing Agreement (other than the Company) have all necessary power and authority to execute, deliver, accept and perform such agreements, and that each such party has taken all necessary action so as to cause such party to be bound by such agreements, including under the terms of its governing documents and the laws of the jurisdiction of its formation. To the extent that the obligations of the Company under the Indenture may be dependent upon such matters, I assume for purposes of this opinion that the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Trustee is duly qualified to engage in the

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 2


activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee.

     My review has been limited to examining the documents described above, the Secretary's Composite Certificate delivered at the Closing (the "Secretary's Certificate") and applicable New York and federal law. To the extent that any opinion given herein relates to or is dependent upon factual information, or is expressed in terms of my knowledge or awareness, I have relied solely upon the assumptions stated above and the truth of the matters set forth in the Secretary's Certificate. I have not undertaken to independently verify such facts or information.

     Based solely upon the foregoing, and subject to the qualifications and limitations set forth herein, I am of the opinion that, as of the date hereof:

     1. The Company and FTR have each been duly incorporated and are validly existing as subsisting corporations under the laws of the State of New York, with full corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, as described in the Final Prospectus. FCS has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with full corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, as described in the Final Prospectus. FCI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, as described in the Final Prospectus.

     2. All of the outstanding shares of capital stock of each of the Significant Subsidiaries (a) have been duly and validly authorized and issued and are fully paid, non-assessable and, except as set forth in the Final Prospectus, are owned directly or indirectly by the Company free and clear of any perfected security interest, and (b) to my knowledge, are free and clear of all other liens, encumbrances, equities or claims.

     3. The Company's authorized equity capitalization is as set forth in the Final Prospectus and the Securities conform to the description thereof contained in the Final Prospectus.

     4. The Indenture has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
         (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     5.  The Indenture has been duly qualified under the Trust Indenture Act.

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 3


     6. The Securities have been duly authorized, executed and delivered for authentication by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     7. To my knowledge after due inquiry, (a) there is no pending or overtly threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, (b) there is no franchise, contract or other document involving the Company or any Subsidiary of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required by the Act, and (c) the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters.

     8. All Regulatory Licenses held by the Company or any Subsidiary have been validly issued and are in full force and effect, with no material restrictions or qualifications other than as described in the Final Prospectus. The Regulatory Licenses are the only licenses necessary for the Company and the Subsidiaries to own their properties and to conduct their businesses in the manner and to the extent now operated as described in the Final Prospectus, except to the extent that the failure to have such license would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     9. On the basis of an order, dated January 26, 1996, from the Commission, the Registration Statement was declared effective under the Act. Any required filing of the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus pursuant to Rule 424(b) promulgated under the Act has been made in the manner and within the time period required by Rule 424(b), and, to my knowledge, (a) no stop order suspending the effectiveness of the Registration Statement has been issued and (b) no proceeding for that purpose is pending or threatened by the Commission.

    10. The Registration Statement and the Final Prospectus (other than the financial statements and other financial or statistical information contained therein, as to which I express no opinion) comply as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act, and the respective rules thereunder.

    11. The Agreement has been duly authorized, executed and delivered by the Company.

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 4


    12. The Remarketing Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except as rights to indemnity and contribution thereunder may be limited by applicable law.

    13. Neither the issue and sale of the Securities by the Company, nor the consummation of any of the transactions contemplated in the Remarketing Agreement or in the Agreement (including the execution, delivery and performance of the Remarketing Agreement), nor the fulfillment of the terms of the Agreement or the Remarketing Agreement, will conflict with, result in a breach of, or constitute a default under, (a) the charter or by-laws of the Company, (b) the material terms of any indenture or other agreement or instrument known to me and to which the Company or any Significant Subsidiary is a party or bound, or (c) any order or decree known to me to be applicable to the Company or any Significant Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Significant Subsidiary.

    14. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Agreement (including the execution, delivery and performance of the Remarketing Agreement), except registration of the Securities under the Act, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act or applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

    15. To my knowledge after due inquiry, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.


    Not having undertaken to determine independently the accuracy or completeness of or to verify the information furnished with respect to matters contained in the Registration Statement (which includes all documents incorporated therein by reference), and recognizing that the character of the determinations involved in the preparation of the Registration Statement is such that I do not assume any responsibility for, or express any opinion on the accuracy, completeness, or fairness of, statements contained in the Registration Statement, except for those referred to in paragraphs 3 and 7 above, and nothing has come to my attention therefrom which would lead me to believe that: (a) the Registration Statement, on the Effective Date and at the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) on the date of the Final Prospectus or on the date hereof, the Final Prospectus included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 5

circumstances under which they were made, not misleading. Further, I have not been called upon to examine, and I have not attempted to examine, the financial and statistical data included in the Registration Statement, and I express no opinion with respect thereto.

     I do not purport to be an expert on or to express any opinion herein concerning any laws other than laws of the State of New York, the laws of the United States of America, and the General Corporation Law of the State of Delaware, and I expressly decline to opine as to the laws of any other jurisdiction. With respect to the opinions in paragraph 1 insofar as they implicate Michigan law, I have relied solely upon the opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, and have not made any independent investigation of Michigan law. This opinion is only for the benefit of the addressees and their successors, assigns and counsel and may not be relied upon by any other person without my express written consent.


                                Very truly yours,



                                Martin T. McCue
                   Senior Vice President and General Counsel

                                  Exhibit "B"



                               September 21, 1998

J.P. Morgan Securities Inc.
60 Wall Street
New York, NY 10260

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY 10010-3629

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, NY 10281-1307

     Re:  Underwriting Agreement (the "Agreement"), dated September 16,
          1998, among Frontier Corporation (the "Company"), J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Dear Sirs/Madames:

     Pursuant to Section 5(c) of the Agreement, we are delivering this opinion. All terms in this letter that are capitalized and have not been defined in this letter shall have the meanings ascribed in the Agreement. We have acted as special counsel to the Company in connection with the execution and delivery of the Agreement, and in this capacity, we have examined and relied upon executed copies of the Agreement, copies of the other documents or agreements delivered pursuant to the Agreement, a copy of that certain Remarketing Agreement, dated September 21, 1998, between the Company and J.P. Morgan Securities Inc. (the "Remarketing Agreement"), copies of the Indenture, the Officer's Certificate delivered in connection with the Indenture establishing the terms of the Securities, the global certificate for the Securities, and copies of the Registration Statement, the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus. We have also examined and relied upon copies of the bylaws, minutes of board of directors and shareholder meetings, and other organizational documents for the Company, Frontier Telephone of Rochester, Inc. ("FTR"), Frontier Communications Services Inc. ("FCS"), and Frontier Communications International Inc. ("FCI") provided to us by management of the Company.

     This opinion is governed by, and shall be interpreted in accordance with,
Part II of the Report of the Ad Hoc Committee of the Business Law Section of the State Bar of Michigan on Standardized Legal Opinions in Business Transactions dated August 1, 1991 (the "Michigan Report"), incorporated herein by reference. A copy of Part II of the Michigan Report is attached hereto. Without limiting the generality of the foregoing, the meaning of the terms and phrases used in this opinion (other than those defined in the Agreement) is governed by and is subject to such Part II except as otherwise expressly provided herein. However, notwithstanding anything in the Michigan Report or anything else in this opinion letter, (a) we have not relied on any information or assumption if we have knowledge that such information or assumption is false or we have knowledge of facts that would make such reliance unreasonable; (b) as used in this opinion letter, "knowledge" includes the knowledge of the attorneys within the firm who are principal contacts for the Company or have performed substantive work for the Company or its subsidiaries within the past year, in addition to those persons referred to in paragraph B(3)(c) of

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 2


the Michigan Report; and (c) paragraphs B(9)(a) and B(9)(e) of the Michigan Report are not applicable to this opinion letter.

     In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to original documents of documents submitted to us as certified or photostatic copies. We have also assumed that all parties to the Agreement (other than the Company) have all necessary power and authority to execute, deliver, accept and perform such agreements, and that each such party has taken all necessary action so as to cause such party to be bound by such agreements, including under the terms of its governing documents and the laws of the jurisdiction of its formation. To the extent that the obligations of the Company under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Trustee is duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the legally valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms; that the Trustee is in compliance, with respect to acting as a trustee under the Indenture, with all applicable laws and regulations; and that the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.

     Our review has been limited to examining the documents described above, the Secretary's Composite Certificate delivered at the Closing (the "Secretary's Certificate"), the opinion of Martin T. McCue, Vice President Legal and Planning of the Company, and applicable Michigan, Delaware and federal law (other than the Communications Act of 1934, as amended, the rules and regulations of the Federal Communications Commission, and other federal telecommunications laws or regulations). To the extent that any opinion given herein relates to or is dependent upon factual information, or is expressed in terms of our knowledge or awareness, we have relied solely upon the assumptions stated above and the truth of the matters set forth in the Secretary's Certificate. We have not undertaken to independently verify such facts or information.

     Based solely upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof:

     1. The Company and FTR have each been duly incorporated and, based upon a certificate of subsistence received from the State of New York Department of State, dated September ___, 1998 for each of the Company and FTR, are validly existing as subsisting corporations under the laws of the State of New York, with full corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, as described in the Final Prospectus. FCS has been duly incorporated and, based upon a certificate of good standing received from the Michigan Department of Consumer and Industry Services, dated September ___, 1998, is validly existing as a corporation in good standing under the laws of the State of Michigan, with full corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, as described in the Final Prospectus. FCI has been duly incorporated and, based upon a certificate of good standing received from the Delaware Secretary of State, dated September ___, 1998, is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, as described in the Final

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 3


         Prospectus. We express no opinion as to whether the Company, FTR, FCS, or FCI is qualified to do business in any state other than their respective states of incorporation.

     2. The Indenture has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
         (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     3. The Remarketing Agreement has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited by applicable law, and to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     4.  The Indenture has been duly qualified under the Trust Indenture Act.

     5. The Securities have been duly authorized, executed and delivered for authentication by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Agreement, will constitute validly issued and binding obligations of the Company entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     6. On the basis of an order, dated January 26, 1996, from the Commission, the Registration Statement was declared effective under the Act. Any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus pursuant to Rule 424(b) promulgated under the Act has been made in the manner and within the time period required by Rule 424(b), and, to our knowledge, (a) no stop order suspending the effectiveness of the Registration Statement has been issued and (b) no proceeding for that purpose is pending or threatened by the Commission.

     7. The Registration Statement and the Final Prospectus (other than the financial statements and other financial or statistical information contained therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act, and the respective rules thereunder.

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 4


     8. The Agreement has been duly authorized, executed, and delivered by the Company.

     9. Neither the issue and sale of the Securities by the Company, nor the consummation of any of the transactions contemplated in the Remarketing Agreement or in the Agreement (including the execution, delivery and performance of the Remarketing Agreement), nor the fulfillment of the terms of the Agreement or of the Remarketing Agreement, will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company.

    10. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Agreement (including the execution, delivery and performance of the Remarketing Agreement), except registration of the Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act or applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters.


    11. The discussion in the Final Prospectus under the caption "Certain United States Federal Income Tax Considerations" fairly summarizes the material Federal income tax considerations discussed in it.

    12. The statements in the Final Prospectus under the captions "Description of the Drs." and "Description of Debt Securities", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents.

     Not having undertaken to determine independently the accuracy or completeness of or to verify the information furnished with respect to matters contained in the Registration Statement (which includes all documents incorporated therein by reference), and recognizing that the character of the determinations involved in the preparation of the Registration Statement is such that we do not assume any responsibility for, or express any opinion on the accuracy, completeness, or fairness of, statements contained in the Registration Statement, except for those referred to in paragraphs 11 and 12 above, and solely on the basis of our participation in the preparation of the Registration Statement, nothing has come to our attention therefrom which would lead us to believe that: (a) the Registration Statement, on the Effective Date and at the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) on the date of the Final Prospectus or on the date hereof, the Final Prospectus included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Further, we have not been called upon to examine, and we have not attempted to examine, the financial and statistical data included in the Registration Statement, and we express no opinion with respect thereto.

     We are admitted to practice law only in the State of Michigan and do not purport to be experts on or to express any opinion herein concerning any laws other than laws of the State of Michigan, the General Corporation Law of the State of Delaware and the laws of the United States of America, and we expressly decline to opine as to the laws of any other jurisdiction. With respect to the opinions in paragraphs 1, 2, 3, 5, and 8, insofar as they implicate New York

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
September 21, 1998
Page 5


law, we have relied solely upon the opinion of Martin T. McCue, Senior Vice President and General Counsel of the Company, and have not made any independent investigation of New York law. In addition, we note that the Agreement and the Indenture each provide that they are to be governed by the laws of a state other than the State of Michigan. We have made no study of the laws, decisions and other authorities of such state, and we express no opinion concerning the validity, binding effect or enforceability of the Agreement or the Indenture under the laws of such state. This opinion is only for the benefit of the addressees and their successors, assigns and counsel and may not be relied upon by any other person without our express written consent.

                                 Very truly yours,


                                 JAFFE, RAITT, HEUER & WEISS
                                 Professional Corporation



                                 Jeffrey L. Forman



0579012.03